EXHIBIT INDEX

EXHIBIT        DESCRIPTION OF DOCUMENT
NUMBER

EX-99.B1a      Articles  of   Incorporation   of   Twentieth   Century   Capital
               Portfolios,   Inc.  (filed   electronically   as  Exhibit  1a  to
               Post-Effective  Amendment  No. 5 on Form N-1A,  filed on July 31,
               1996, and incorporated herein by reference).

EX-99.B1b      Articles  Supplementary of Twentieth Century Capital  Portfolios,
               Inc.  (filed  electronically  as  Exhibit  1b  to  Post-Effective
               Amendment No. 5 on Form N-1A, filed on July 31, 1996, and incorporated herein by reference).

EX-99.B1c      Articles of Amendment of Twentieth  Century  Capital  Portfolios,
               Inc., dated December 2, 1996 (filed electronically as Exhibit B1c to Post-Effective Amendment No. 7 on Form N-1A, filed on March 3,
               1997, and incorporated herein by reference).

EX-99.B1d      Articles  Supplementary of American  Century Capital  Portfolios,
               Inc., dated December 2, 1996 (filed electronically as Exhibit B1d to Post-Effective Amendment No. 7 on Form N-1A, filed on March 3,
               1997, and incorporated herein by reference).

EX-99.B1e      Articles  Supplementary of American  Century Captial  Portfolios,
               Inc. dated April 30, 1997 (filed electronically as Exhibit B1e to
               Post-Effective  Amendment  No. 8 on Form  N-1A,  filed on May 21,
               1997, and incorporated herein by reference).

EX-99.B1f      Certificate of Correction to Articles  Supplementary  of American
               Century Capital Portfolios, Inc. dated May 15, 1997 (filed electronically as Exhibit B1f to Post-Effective Amendment No. 8 on Form N-1A, filed on May 21, 1997, and incorporated herein by reference).

EX-99.B1g      Articles  Supplementary of American  Century Capital  Portfolios,
               Inc. dated December 19, 1997 (filed electronically as Exhibit B1g to Post-Effective Amendment No. 9 on Form N-1A, filed February
               17, 1998, and incorporated herein by reference).

EX-99.B1h      Articles  Supplementary of American  Century Capital  Portfolios,
               Inc. dated June 1, 1998 (filed  electronically  as Exhibit B1h to
               Post-Effective  Amendment  No. 11 on Form  N-1A,  filed  June 26,
               1998, and incorporated herein by reference).

EX-99.B1i      Articles  Supplementary of American  Century Capital  Portfolios,
               Inc. dated January 29, 1999 is included herein.

EX-99.B2a      By-Laws of Twentieth  Century  Capital  Portfolios,  Inc.  (filed electronically as Exhibit 2 to Post-Effective  Amendment No. 5 on
               Form N-1A, filed on July 31, 1996, and incorporated herein by reference).

EX-99.B2b      Amendment to By-Laws of American Century Capital Portfolios, Inc.
               (filed electronically as Exhibit B2b to Post-Effective  Amendment
               No. 9 on Form N-1A, filed February 17, 1998, and incorporated herein by reference).

EX-99.B5a      Management  Agreement,  dated  as  of  August  1,  1997,  between
               American  Century Capital  Portfolios,  Inc. and American Century
               Investment Management, Inc. (filed electronically as Exhibit B5a to Post-Effective Amendment No. 9 on Form N-1A, filed February
               17, 1998, and incorporated herein by reference).

EX-99.B5b      Investment  Subadvisory  Agreement by and among American  Century
               Capital Portfolios, Inc., American Century Investment Management,
               Inc. and RREEF America L.L.C., dated January 27, 1998 (filed electronically as Exhibit B5b to Post-Effective Amendment No. 9 on Form N-1A, filed February 17, 1998, and incorporated herein by reference).

EX-99.B5c      Addendum to  Management  Agreement  dated July 30, 1998,  between
               American  Century Capital  Portfolios,  Inc. and American Century
               Investment Management, Inc. (filed electronically as Exhibit B5c to Post-Effective Amendment No. 11 on Form N-1A, filed June 26,
               1998, and incorporated herein by reference).

EX-99.B5d      Subadvisory Agreement between Barclays Global Fund Advisers  and
               American Century  Investment  Management,  Inc. dated January 29,
               1999 is included herein.

EX-99.B5e      Addendum to Management  Agreement dated January 29, 1999, between
               American  Century Capital  Portfolios,  Inc. and American Century
               Investment Management, Inc. is included herein.

EX-99.B6a      Distribution   Agreement   between   American   Century   Capital
               Portfolios,  Inc. and Funds  Distributor,  Inc. dated January 15,
               1998  (filed   electronically  as  Exhibit  6  to  Post-Effective
               Amendment  No.  28  on  Form  N-1A  of  American  Century  Target
               Maturities Trust, filed on January 30, 1998, and incorporated herein by reference).

EX-99.B6b      Amendment  No.  1  to  Distribution  Agreement  between  American
               Century  Capital  Portfolios,  Inc. and Funds  Distributor,  Inc.
               dated  June 1,  1998  (filed  electronically  as  Exhibit  B6b to
               Post-Effective  Amendment  No. 11 on Form  N-1A,  filed  June 26,
               1998, and incorporated herein by reference).

EX-99.B6c      Amendment  No.  2  to  Distribution  Agreement  between  American
               Century  Capital  Portfolios,  Inc. and Funds  Distributor,  Inc.
               dated  November  13,  1998  (filed  as a part  of  Post-Effective
               Amendment  No. 12 to the  Registration  Statement on Form N-1A of
               American Century World Mutual Funds, Inc., File No. 33-39242, filed November 13, 1998, and incorporated herein by reference).

EX-99.B6d      Amendment  No.  3  to  Distribution  Agreement  between  American
               Century  Capital  Portfolios,  Inc. and Funds  Distributor,  Inc.
               dated January 29, 1999 (filed electronically as Exhibit e4 to Post-Effective Amendment No. 28 on form N-1A of American Century
               California Tax-Free and Municipal Funds, File No. 2-82734,  filed
               December 28, 1998, and incorporated herein by reference).

EX-99.B8a      Master Agreement by and between Twentieth Century Services,  Inc.
               and  Commerce   Bank,   N.A.   dated   January  22,  1997  (filed
               electronically as Exhibit 8(b) to Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A of American Century
               Mutual Funds, Inc., File No. 2-14213, filed February 28, 1997 and incorporated herein by reference).

EX-99.B8b      Global Custody Agreement between The Chase Manhattan Bank and the
               Twentieth Century and Benham Funds, dated August 9, 1996 (filed electronically as Exhibit B8 to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A of American Century
               Government  Income Trust,  File No.  2-99222,  filed  February 7,
               1997, and incorporated herein by reference).

EX-99.B9 Transfer Agency Agreement dated as of August 1, 1993, by and between Twentieth Century Capital Portfolios, Inc. and Twentieth Century Services, Inc. (filed electronically as Exhibit 9 to Post-Effective Amendment No. 5 on Form N-1A, filed July 31, 1996, and incorporated herein by reference).

EX-99.B10      Opinion and Consent of David H. Reinmiller, Esq.

EX-99.B14      Model Retirement Plans (filed as Exhibits 14(a), 14(b), 14(c) and
               14(d)  to  Pre-Effective  Amendment  No.  2 to  the  Registration
               Statement and incorporated herein by reference).

EX-99.B15a     Master  Distribution  and Shareholder  Services Plan of Twentieth
               Century Capital  Portfolios,  Inc.,  Twentieth Century Investors,
               Inc.,  Twentieth  Century Strategic Asset  Allocations,  Inc. and
               Twentieth  Century World  Investors,  Inc.  (Advisor Class) dated
               September   3,   1996   (filed   electronically   as  a  part  of
               Post-Effective  Amendment  No. 9 on Form N-1A of the  Registrant,
               Commission File No. 33-64872, filed February 17, 1998, and incorporated herein by reference).

EX-99.B15b     Amendment No. 1 to Master  Distribution and Shareholder  Services
               Plan of  American  Century  Capital  Portfolios,  Inc.,  American
               Century Mutual Funds,  Inc.,  American  Century  Strategic  Asset
               Allocations,  Inc. and American Century World Mutual Funds,  Inc.
               (Advisor Class) dated June 13, 1997 (filed electronically as a part of Post-Effective Amendment No. 77 to the Registration
               Statement on Form N-1A of American  Century  Mutual Funds,  Inc.,
               Commission File No. 2-14213, filed on July 17, 1997, and incorporated herein by reference).

EX-99.B15c     Amendment No. 2 to Master  Distribution and Shareholder  Services
               Plan of  American  Century  Capital  Portfolios,  Inc.,  American
               Century Mutual Funds,  Inc.,  American  Century  Strategic  Asset
               Allocations,  Inc. and American Century World Mutual Funds,  Inc.
               (Advisor Class) dated September 30, 1997 (filed electronically as a part of Post-Effective Amendment No. 78 to the Registration
               Statement on Form N-1A of American  Century  Mutual Funds,  Inc.,
               Commission File No. 2-14213, filed on February 26, 1998, and incorporated herein by reference).

EX-99.B15d     Shareholder   Services   Plan  of   Twentieth   Century   Capital
               Portfolios,  Inc.,  Twentieth Century Investors,  Inc., Twentieth
               Century Strategic Asset  Allocations,  Inc. and Twentieth Century
               World  Investors,  Inc.  (Service  Class) dated September 3, 1996
               (filed electronically as a part of Post-Effective Amendment No. 9 on Form N-1A of the Registrant, Commission File No. 33-64872, filed February 17, 1998, and incorporated herein by reference).

EX-99.B15e     Amendment No. 3 to Master  Distribution and Shareholder  Services
               Plan of  American  Century  Capital  Portfolios,  Inc.,  American
               Century Mutual Funds,  Inc.,  American  Century  Strategic  Asset
               Allocations,  Inc. and American Century World Mutual Funds,  Inc.
               (Advisor  Class)  dated June 30,  1998 (filed  electronically  as
               Exhibit B15e to Post-Effective Amendment No. 11 on Form N-1A, filed June 26, 1998, and incorporated herein by reference).

EX-99.B15f     Amendment No. 4 to Master  Distribution and Shareholder  Services
               Plan of  American  Century  Capital  Portfolios,  Inc.,  American
               Century Mutual Funds,  Inc.,  American  Century  Strategic  Asset
               Allocations,  Inc. and American Century World Mutual Funds,  Inc.
               (Advisor Class) dated November 13, 1998 (filed electronically as an exhibit to Post-Effective Amendment No. 12 to the Registration
               Statement  of American  Century  World  Mutual  Funds,  Inc.,  on
               November 13, 1998, File No. 33-39242, and incorporated herein by reference).

EX-99.B17      Power  of  Attorney  dated  July  25,  1998  (filed  as a part of
               Post-Effective  Amendment No. 12 to the Registration Statement on
               Form N-1A of the Registrant, filed September 14, 1998 and incorporated herein by reference).

EX-99.B18a     Multiple  Class Plan of  Twentieth  Century  Capital  Portfolios,
               Inc.,  Twentieth  Century  Investors,   Inc.,  Twentieth  Century
               Strategic  Asset  Allocations,  Inc. and Twentieth  Century World
               Investors, Inc. dated September 3, 1996 (filed electronically as a part of Post-Effective Amendment No. 9 on Form N-1A of the Registrant, Commission File No. 33-64872, filed February 17,
               1998, and incorporated herein by reference).

EX-99.B18b     Amendment  No.  1 to  Multiple  Class  Plan of  American  Century
               Capital  Portfolios,  Inc.,  American Century Mutual Funds, Inc.,
               American Century Strategic Asset  Allocations,  Inc. and American
               Century World Mutual Funds, Inc. dated June 13, 1997 (filed electronically as a part of Post-Effective Amendment No. 77 to the Registration Statement on Form N-1A of American Century
               Mutual Funds,  Inc.,  Commission File No. 2-14213,  filed on July
               17, 1997, and incorporated herein by reference).

EX-99.B18c     Amendment  No.  2 to  Multiple  Class  Plan of  American  Century
               Capital  Portfolios,  Inc.,  American Century Mutual Funds, Inc.,
               American Century Strategic Asset  Allocations,  Inc. and American
               Century World Mutual Funds, Inc. dated September 30, 1997 (filed electronically as a part of Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A of American Century
               Mutual  Funds,  Inc.,  Commission  File  No.  2-14213,  filed  on
               February 26, 1998, and incorporated herein by reference).

EX-99.B18d     Amendment  No.  3 to  Multiple  Class  Plan of  American  Century
               Capital  Portfolios,  Inc.,  American Century Mutual Funds, Inc.,
               American Century Strategic Asset  Allocations,  Inc. and American
               Century World Mutual Funds, Inc. dated June 30, 1998 (filed electronically as Exhibit B18d to Post-Effective Amendment No. 11 on Form N-1A, filed June 26, 1998, and incorporated herein by reference).

EX-99.B18e     Amendment  No.  4 to  Multiple  Class  Plan of  American  Century
               Capital  Portfolios,  Inc.,  American Century Mutual Funds, Inc.,
               American Century Strategic Asset  Allocations,  Inc. and American
               Century World Mutual Funds, Inc. dated November 13, 1998 (filed electronically as an exhibit to Post-Effective Amendment No. 12 to the Registration Statement of American Century World Mutual
               Funds, Inc. on November 13, 1998, File No. 33-39242, and incorporated herein by reference).

EX-99.B18f     Amendment  No.  5 to  Multiple  Class  Plan of  American  Century
               Capital  Portfolios,  Inc.,  American Century Mutual Funds, Inc.,
               American Century Strategic Asset  Allocations,  Inc. and American
               Century World Mutual Funds, Inc. dated January 29, 1999, is included herein.

EX-27.1        Financial Data Schedule for American Century Equity Index Fund.